John Hancock Funds

                                Special
                                Equities
                                 Fund

                             Annual Report

                           October 31, 1996



TRUSTEES

Edward J. Boudreau, Jr.
Dennis S. Aronowitz*
Richard P. Chapman, Jr.*
William J. Cosgrove*
Douglas M. Costle*
Michael P. DiCarlo
Leland O. Erdahl*
Richard A. Farrell*
Gail D. Fosler*
William F. Glavin*
Anne C. Hodsdon
Dr. John A. Moore*
Patti McGill Peterson*
John W. Pratt*
Richard S. Scipione
Edward Spellman*

*Members of the Audit Committee

OFFICERS

Edward J. Boudreau, Jr.
Chairman and Chief Executive Officer
Robert G. Freedman
Vice Chairman and
Chief Investment Officer
Anne C. Hodsdon
President
James B. Little
Senior Vice President and
Chief Financial Officer
Susan S. Newton
Vice President and Secretary
James J. Stokowski
Vice President and Treasurer
Thomas H. Connors
Second Vice President and Compliance Officer

CUSTODIAN

Investors Bank & Trust Company
89 South Street
Boston, Massachusetts 02111

TRANSFER AGENT

John Hancock Investor Services Corporation
P.O. Box 9116
Boston, Massachusetts 02205-9116

INVESTMENT ADVISER

John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR

John Hancock Funds, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

LEGAL COUNSEL

Hale and Dorr
60 State Street
Boston, Massachusetts 02109

INDEPENDENT AUDITORS

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116-5072





CHAIRMAN'S MESSAGE

DEAR FELLOW SHAREHOLDERS:

Since late 1994, prospectus simplification has been a major topic in the mutual fund industry. At that time, Securities and Exchange
Commission Chairman Arthur Levitt called on fund companies to make their prospectuses more user-friendly. He noted that prospectuses are often overloaded with technical detail and are hard for most investors to understand. Many industry observers agreed, and rightly so.

So it is my pleasure to let you know that after being under development for a year, John Hancock Funds has introduced new simplified and consolidated prospectuses. The prospectuses feature shorter, clearer language with a streamlined design, and they incorporate several funds with similar investment objectives into one document. They cover our income, growth, growth and income, tax-free income, international/global and money market funds. We are gratified at the favorable reviews that our new prospectuses have received from shareholders, financial advisers, industry analysts and the press. We believe they are a bold but sensible step forward. And while they are easier to read, they still comply with all federal and state guidelines.

We have taken the initiative to create a prospectus that dramatically departs from the norm. Among its most innovative features is a two-page spread highlighting each fund's goals and investment strategy, the types of securities it buys, its portfolio management and risk factors, all in plainer language. Fund expenses and financial highlights are now found here, too, as is a new bar chart that shows year-to-year volatility for each fund. Other features include a better presentation of fund services, a new glossary of investment risks and a discussion about how funds are organized, including a diagram showing the connection of the various players that provide services to your Hancock fund(s).

We believe we have made a significant advancement in the drive toward better mutual fund prospectuses. We hope you will agree because in the end, we did it for you, our shareholders.


Sincerely,


/S/ EDWARD J. BOUDREAU, JR.


EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

A 1 1/4" x 1" photo of Edward J. Boudreau Jr., Chairman and Chief Executive Officer, flush right, next to first paragraph.



By Michael P. DiCarlo, Portfolio Manager

John Hancock
Special Equities Fund

Acrobatic year for small-company stocks

"Small-company
stocks lived
up to their
volatile
nature..."

Small-company stocks lived up to their volatile nature over the past 12 months, gyrating even more wildly than the rest of the market. But overall, they produced solid double-digit returns, even though they lagged their larger brethren. During the first half of the Fund's fiscal year, small-company stocks were riding high, outperforming larger-company stocks as the slow-growing economy caused investors to flock to faster-growing small companies. But as interest rates rose and the economy showed signs of picking up steam, investors retreated to the larger, more tested and liquid companies. Then in July, the bottom fell out of the small-cap market, with technology stocks taking a particular pounding as the technology-laden Nasdaq Composite Index fell by more than 15% from its May high. But one month later, small caps began a rebound, thanks to some respectable earnings, and the Russell 2000 Index, a broad measure of small-company performance, wound up advancing 16.61% for the year ended October 31, 1996. Yet that wasn't enough to catch up to the broader market, as measured by the Standard & Poor's 500-Stock Index which advanced 24.10% in the same period.

A 2"  x 3" photo of Michael DiCarlo at bottom right. Caption reads:
"Michael DiCarlo, Portfolio Manager."

Large technology stake holds back performance

For the 12 months ended October 31, 1996, John Hancock Special Equities Fund's Class A, Class B and Class C shares posted total returns of 12.96%, 12.09% and 13.40%, respectively, at net asset value. That compared to the 20.44% return of the average small-company growth fund, according to Lipper-Analytical Services.1 As long-time investors in John Hancock Special Equities Fund know, this relative underperformance is uncharacteristic for the Fund. For the 5 and 10-year periods ending October 31, 1996, the Fund's Class A shares had average annual returns of 22.56% and 17.40% respectively. That performance placed the Fund sixth out of 97 small-company growth funds for the 5-year period and sixth out of 45 funds for the 10-year period, according to Lipper. Still, it would be less than truthful to say this one-year result, which placed the Fund's Class A shares 282 out of 358 small-company growth funds, wasn't disappointing.


Chart with heading "Top Five Common Stock Holdings" at top of left hand column. The chart lists five holdings: 1) Cascade Communications 4.4%
2) Electronics for Imaging 4.3% 3) Cognos 3.2% 4) Adaptec 3.0% 5) Chesapeake Energy 2.9%. A footnote below reads "As a percentage of net assets on October 31, 1996."

"... we
consolidated
the Fund's
holdings..."

To recap our disciplined investment process, we search the broad investment spectrum for small companies growing revenues and earnings by at least 25% per year, having an industry leadership position and a strong, committed management team. We're continuing to find some of the best candidates among technology companies, which accounted for more than one third of the Fund's net assets by the end of October. Having a heavy stake in the sector during this fiscal year, however, caused us to lag our peers because even strong performing tech companies fell out of favor, pulled down by the sector rout in the summer. Our largest holding, Cascade Communications Corp. was a perfect example. This networking company has been rock steady, producing earnings as expected like clockwork. But the more skittish, demanding stock market punished Cascade for simply meeting its third- quarter projection, instead of surpassing it. In general, we're sticking with technology, however, because we believe the group is still in the middle of a secular bull market and that it still represents one of the best places to find superior earnings growth. Even if the market isn't interested now, it will be later, because one thing we know is that inevitably, stock prices follow earnings. And these companies have the ability to keep producing.

Table entitled "Scorecard" at bottom of left hand column. The header for the left column is "Investments"; the header for the right column is "Recent performance ... and what's behind the numbers. The first listing is Energy Ventures followed by an up arrow and the phrase "Rising oil prices, strong demand." The second listing is Tommy Hilfiger followed by an up arrow and the phrase "Successful new women's apparel & fragrance lines." The third listing is Bell & Howell followed by a flat arrow and the phrase "Market slow to recognize company's transformation" Footnote below reads: "See "Schedule of Investments." Investment holdings are subject to change."

Consolidating the Fund

After the summer correction, we consolidated the Fund's holdings to be ready to take advantage of the next move up. We did this by cutting the number of individual positions by about 25%, eliminating smaller ones that were not contributing much to performance and taking advantage of very attractive stock prices to buy some new holdings and increase many of our existing positions.

One new addition that's done well was Outdoor Systems, a billboard company reaping the benefits of industry consolidation by buying smaller companies, realizing economies of scale and improving profitability in the process. United Auto Group is another company taking the upper hand in consolidating the auto dealership business. They've also found ways to capture the higher profits that come from selling car accessories, services, warranties and financing. Two great energy additions were Chesapeake Energy, a very successful oil drilling company, and Energy Ventures, which does drilling, as well as manufacturing and distributing oil field equipment. More on energy in a minute.

On the technology side, we bought back Netscape, now that this Internet stock is selling at a more realistic price. We also began boosting our semiconductor holdings, by adding Altera and Linear Technology and upping our stake in Xilinx, while their stocks were still cheap. Now that chip supply and demand are more in balance, those stocks have begun to rebound. We also bought more of a perennial favorite, America Online, because after several years of explosive growth, it experienced some growing pains during the period and its stock price fell to very attractive levels. But recent pricing and accounting changes should help put the company back on the fast track.

Bar chart with heading "Fund Performance" at top of left hand column. Under the heading is the footnote: "For the year ended October 31, 1996." The chart is scaled in increments of 5% from bottom to top, with 25% at the top and 0% at the bottom. Within the chart there are four solid bars. The first represents the 12.96% total return for the John Hancock Special Equities Fund: Class A. The second represents the 12.09% total return for John Hancock Special Equities Fund: Class B. The third represents the 13.40% total return for John Hancock Special Equities
Fund: Class C. The fourth represents the 20.44% total return for the average small-company growth fund. A footnote below reads: "Total returns for John Hancock Special Equities Fund are at net asset value with all distributions reinvested. The average small-company growth fund is tracked by Lipper Analytical Services. (1) See following two pages for historical performance information."

Energy and retail winners

Rising oil and gas prices and favorable supply/demand fundamentals worldwide gave the Fund's energy holdings a boost during the period. A group that did especially well were the oil and gas exploration companies, such as Energy Venture, Flores & Rucks, Lomak Petroleum and Pride Petroleum. By association, Hvide Marine, which owns and operates marine companies that support offshore drilling, also profited. Our favorite retailer, Tommy Hilfiger, hit another home run this period with its very successful launch of women's fragrance and apparel lines. We also added CompUSA, the nation's largest computer retail chain, and even though its stock was hurt recently by concerns about holiday sales, we're not worried. We think these concerns will prove to be unfounded. Computer sales have been strong all year and the company's earnings growth is solid.

"In our view...
prospects for
small company
growth
stocks remain
very bright."

A look ahead

In our view, there are a number of reasons why prospects for small-company growth stocks remain very bright. First, the summer small-cap correction made valuations even more compelling for the smaller names, while larger company stocks are beginning to be viewed by some as pricey. Next, as you read this, the uncertainties and fears surrounding the presidential election and potential fallout from a change in Congressional control are gone. And with the economy appearing to stick to a moderate growth path, interest rates have the ability to come down more, an environment that historically favors the small, fast-growing companies we favor. On a final note, the record amounts of 401(k) retirement money still flowing into aggressive growth stock mutual funds bodes well for the long term.

That said, we certainly expect to see more volatility along the way. Small-cap investors need to keep a long-term investment perspective and a healthy tolerance for this more aggressive investment style. And no matter what the market does in the near term, we'll keep applying our disciplined strategy to find companies that fit our criteria for strong revenue and earnings growth.
----------------------------------------------------------------------
This commentary reflects the views of the portfolio manager through the end of the Fund's period discussed in this report. Of course, the manager's views are subject to change as market and other conditions warrant.

1Figures from Lipper Analytical Services include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT PERFORMANCE

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Special Equities Fund. Total return is a performance measure that equals the sum of all income and capital gain distributions, assuming reinvestment of these distributions and the change in the price of the Fund's shares, expressed as a percentage of the Fund's net asset value per share. Performance figures include the maximum applicable sales charge of 5% for Class A shares. The effect of the maximum contingent deferred sales charge for Class B shares (maximum 5% and declining to 0% over six years) is included in Class B performance. Prior to January 1992, different sales charges were in effect for Class A shares and are not reflected in the performance information. Remember that all figures represent past performance and are no guarantee of how the Fund will perform in the future. Also, keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please see your prospectus for information on the risks associated with small-company stocks.



CUMULATIVE TOTAL RETURNS

For the period ended September 30, 1996

                                                    MOST
                             ONE        FIVE      RECENT
                            YEAR       YEARS   TEN YEARS
                           -----      ------   ---------
John Hancock Special
Equities Fund: Class A     16.54%     194.58%     442.56%
John Hancock Special
Equities Fund: Class B     16.75%     108.58%(1)     N/A
John Hancock Special
Equities Fund: Class C     23.09%      84.31%(2)     N/A

AVERAGE ANNUAL TOTAL RETURNS

For the period ended September 30, 1996

                                                    MOST
                             ONE        FIVE      RECENT
                            YEAR       YEARS   TEN YEARS
                           -----      ------   ---------
John Hancock Special
Equities Fund: Class A     16.54%     24.12%      18.43%
John Hancock Special
Equities Fund: Class B     16.75%     22.73%(1)      N/A
John Hancock Special
Equities Fund: Class C     23.09%     21.96%(2)      N/A

Notes to Performance
(1) Class B shares commenced on March 1, 1993.
(2) Class C shares commenced on September 1, 1993.



WHAT HAPPENED TO A $10,000 INVESTMENT...

The charts on the right show how much a $10,000 investment in the John Hancock Special Equities Fund would be worth on October 31, 1996, assuming either you had invested on the day each class of shares started or have been investing for the most recent ten years and have reinvested all distributions. For comparison, we've shown the same $10,000 investment in both the Standard & Poor's 500 Stock Index and the Russell 2000 Index. The Standard & Poor's 500 Stock Index is an unmanaged index that includes 500 widely traded common stocks and is a commonly used measure of stock market performance. The Russell 2000 Index is an unmanaged, small-cap index that is comprised of 2000 stocks of U.S.- domiciled companies whose common stocks trade in the United States on the New York Stock Exchange, American Stock Exchange and NASDAQ.

Special Equities Fund
Class A shares

Line chart with the heading Special Equities Fund: Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are four lines. The first line represents the value of the Special Equities Fund, before sales charge, and is equal to $49,589 as of October 31, 1996. The second line represents the value of the hypothetical $10,000 investment made in the Special Equities Fund, after sales charge, on October 31, 1986, and is equal to $47,110 as of October 31, 1996. The third line represents the Standard & Poor's 500 Stock Index and is equal to $39,194 as of October 31, 1996. The fourth line represents the Russell 2000 Index and is equal to $29,198 as of October 31, 1996.


Special Equities Fund
Class B shares

Line chart with the heading Special Equities Fund: Class B, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are four lines. The first line represents the value of the Special Equities Fund, before sales charge, and is equal to $19,551 as of October 31, 1996. The second line represents the value of the hypothetical $10,000 investment made in the Special Equities Fund, after sales charge, on March 1, 1993 and is equal to $19,251 as of October 31, 1996. The third line represents the value of the Standard & Poor's 500 Stock Index and is equal to $17, 498 as of October 31, 1996.The fourth line represents the Russell 2000 Index and is equal to $16,184 as of October 31, 1996.

Special Equities Fund
Class C Shares

Line chart with the heading Special Equities Fund: Class C, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. . The first line represents the value of the hypothetical $10,000 investment made in the Special Equities Fund, before sales charge, on September 1, 1993 and is equal to $17,048 as of October 31, 1996. The second line represents the value of the Standard & Poor's 500 Stock Index and is equal to $16,499 as of October 31, 1996. The third line represents the value of the Russell 2000 Index and is equal to $14,503 as of October 31, 1996.




John Hancock Funds - Special Equities Fund

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on October 31, 1996.
You'll also find the net asset value and the maximum offering price per share as of that date.

Statement of Assets and Liabilities
October 31, 1996
------------------------------------------------------------------------
Assets:
Investments at value - Note C:
Common stocks and rights
Unaffiliated Issuers (cost - $971,090,905)               $1,288,027,175
Affiliated Issuers (cost - $456,271,203)                    619,346,906
Joint repurchase agreement (cost - $91,395,000)              91,395,000
Corporate savings account                                       950,085
                                                         --------------
                                                          1,999,719,166
Receivable for investments sold                               3,380,112
Receivable for shares sold                                    3,393,403
Dividends receivable                                             20,000
Interest receivable                                              14,775
Other assets                                                     27,561
                                                         --------------
Total Assets                                              2,006,555,017
------------------------------------------------------------------------
Liabilities:
Payable for investments purchased                             6,590,784
Payable for shares repurchased                                1,272,925
Payable to John Hancock Advisers, Inc. and
and affiliates - Note B                                       2,004,845
Accounts payable and accrued expenses                           503,123
                                                         --------------
Total Liabilities                                            10,371,677
------------------------------------------------------------------------
Net Assets:
Capital paid-in                                           1,543,158,420
Accumulated net realized loss on investments                26,961,479)
Net unrealized appreciation of investments                  480,013,960
Accumulated net investment loss                                 27,561)
                                                         --------------
Net Assets                                               $1,996,183,340
========================================================================

Net Asset Value Per Share:
(Based on net asset values and shares of beneficial
interest outstanding - unlimited number of shares
authorized with no par value)
Class A - 972,311,651/39,631,340                                 $24.53
========================================================================

Class B - 956,373,995/39,912,183                                 $23.96
========================================================================

Class C - 67,497,694/2,709,405                                   $24.91
========================================================================

Maximum Offering Price Per Share*
Class A - ($24.53 x 105.26%)                                     $25.82
========================================================================

* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.





The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Year ended October 31, 1996
------------------------------------------------------------------------
Investment Income:
Interest                                                     $7,105,190
Dividends                                                     1,234,099
                                                           ------------
                                                              8,339,289
                                                           ------------
Expenses:
Investment management fee - Note B                           12,884,307
Distribution/service fee - Note B
Class A                                                       2,390,517
Class B                                                       7,577,560
Transfer agent fee - Note B                                   3,790,547
Financial services fee - Note B                                 264,274
Registration and filing fees                                    506,556
Custodian fee                                                   255,243
Printing                                                        176,423
Trustees' fees                                                  120,328
Auditing fee                                                     46,497
Miscellaneous                                                    27,833
Legal fees                                                       65,211
                                                           ------------
Total Expenses                                               28,105,296
------------------------------------------------------------------------
Net Investment Loss                                         (19,766,007)
------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments sold
(including $27,641,318 gain on sales
of investments in affiliated issuers)                       (26,961,479)
Change in net unrealized appreciation/depreciation
of investments                                              172,240,308
                                                           ------------
Net Realized and Unrealized Gain
on Investments                                              145,278,829
------------------------------------------------------------------------
Net Increase in Net Assets
Resulting from Operations                                  $125,512,822
========================================================================

See notes to financial statements.





Statement of Changes in Net Assets
--------------------------------------------------------------------------------
                                                      YEAR ENDED OCTOBER 31,
                                               ---------------------------------
                                                         1995               1996
                                               ---------------     -------------
Increase (Decrease) in Net Assets:
From Operations:
Net investment loss                               ($8,551,548)     ($19,766,007)
Net realized gain (loss) on
investments sold                                   49,485,997       (26,961,479)
Change in net unrealized
appreciation/depreciation of
investments                                       186,642,714       172,240,308
                                              ---------------   ---------------
Net Increase in Net Assets
Resulting from Operations                         227,577,163       125,512,822
                                              ---------------   ---------------
Distributions to Shareholders:
Distributions from net realized
gain on investments sold
Class A - (none and $0.4639
per share, respectively)                                   --       (12,437,928)
Class B - (none and $0.4639
per share, respectively)                                   --       (10,571,390)
Class C - (none and $0.4639
per share, respectively)                                   --          (460,613)
                                              ---------------   ---------------
Total Distributions to Shareholders                        --       (23,469,931)
                                              ---------------   ---------------
From Fund Share Transactions - Net*               286,986,120       869,850,284
                                              ---------------   ---------------
Net Assets:
Beginning of period                               509,726,882     1,024,290,165
                                              ---------------   ---------------
End of period (including accumulated
net investment loss of
none and $27,561, respectively)                $1,024,290,165    $1,996,183,340
                                              ===============   ===============

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment and foreign currency gains and losses, distributions paid to shareholders, and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and redeemed during the last two periods, along with the corresponding dollar value.


* Analysis of Fund Share Transactions:

                                                                             YEAR ENDED OCTOBER 31,
                                                        ---------------------------------------------------------------------
                                                                            1995                            1996
                                                        ---------------------------------   ---------------------------------
                                                                 SHARES            AMOUNT            SHARES            AMOUNT
                                                        ---------------   ---------------   ---------------   ---------------
CLASS A
Shares sold                                                  30,038,347      $583,642,775       110,082,015    $2,718,486,461
Shares issued to shareholders
in reinvestment of distributions                                     --                --           501,217        11,643,438
                                                        ---------------   ---------------   ---------------   ---------------
                                                             30,038,347      $583,642,775       110,583,232     2,730,129,899
Less shares repurchased                                     (24,245,104)     (469,112,794)      (96,032,453)   (2,383,787,239)
                                                        ---------------   ---------------   ---------------   ---------------
Net increase                                                  5,793,243      $114,529,981        14,550,779      $346,342,660
                                                        ===============   ===============   ===============   ===============

CLASS B
Shares sold                                                  14,217,398      $274,338,380        38,613,360      $943,635,698
Shares issued to shareholders
in reinvestment of distributions                                     --                --           390,193         8,908,829
                                                        ---------------   ---------------   ---------------   ---------------
                                                             14,217,398      $274,338,380        39,003,553       952,544,527
Less shares repurchased                                      (5,376,470)     (105,131,366)      (19,953,916)     (482,735,858)
                                                        ---------------   ---------------   ---------------   ---------------
Net increase                                                  8,840,928      $169,207,014        19,049,637      $469,808,669
                                                        ===============   ===============   ===============   ===============

CLASS C
Shares sold                                                     242,819        $4,518,410         2,184,875       $55,912,531
Shares issued to shareholders
in reinvestment of
distributions                                                        --                --            19,658           461,946
                                                        ---------------   ---------------   ---------------   ---------------
                                                                242,819        $4,518,410         2,204,533        56,374,477
Less shares repurchased                                         (70,748)       (1,269,285)         (106,800)       (2,675,522)
                                                        ---------------   ---------------   ---------------   ---------------
Net increase                                                    172,071        $3,249,125         2,097,733       $53,698,955
                                                        ===============   ===============   ===============   ===============


See notes to financial statements.





Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the period indicated, investment returns, key ratios and supplemental data are listed as follows:
-------------------------------------------------------------------------------------------------------------------
                                                                       YEAR ENDED OCTOBER 31,
                                         --------------------------------------------------------------------------
                                               1992           1993           1994           1995           1996
                                            -----------    -----------    -----------    -----------    -----------
CLASS A
Per Share Operating Performance
Net Asset Value, Beginning of Period              $9.71         $10.99         $16.13         $16.11         $22.15
                                            -----------    -----------    -----------    -----------    -----------
Net Investment Loss(1)                            (0.19)         (0.20)         (0.21)         (0.18)         (0.22)
Net Realized and Unrealized Gain
on Investments                                     2.14           5.43           0.19           6.22           3.06
                                            -----------    -----------    -----------    -----------    -----------
Total from Investment Operations                   1.95           5.23          (0.02)          6.04           2.84
                                            -----------    -----------    -----------    -----------    -----------
Less Distributions:
Distributions from Net Realized
Gain on Investments Sold                          (0.67)         (0.09)            --             --          (0.46)
                                            -----------    -----------    -----------    -----------    -----------
Total Distributions                               (0.67)         (0.09)            --             --          (0.46)
                                            -----------    -----------    -----------    -----------    -----------
Net Asset Value, End of Period                   $10.99         $16.13         $16.11         $22.15         $24.53
                                            ===========    ===========    ===========    ===========    ===========

Total Investment Return at Net Asset
Value(2)                                          20.25%         47.83%        (0.12%)         37.49%         12.96%
Ratios and Supplemental Data
Net Assets, End of Period (000's
omitted)                                        $44,665       $296,793       $310,625       $555,655       $972,312
Ratio of Expenses to Average
Net Assets                                         2.24%          1.84%          1.62%          1.48%          1.42%
Ratio of Net Investment Loss to
Average Net Assets                                (1.91%)        (1.49%)        (1.40%)        (0.97%)        (0.89%)
Portfolio Turnover Rate                             114%            33%            66%            82%            59%
Average Broker Commission Rate
(per share of security)(3)                          N/A            N/A            N/A            N/A        $0.0677

CLASS B(4)
Per Share Operating Performance
Net Asset Value, Beginning of Period                            $12.30         $16.08         $15.97         $21.81
                                                           -----------    -----------    -----------    -----------
Net Investment Loss(1)                                           (0.18)         (0.30)         (0.31)         (0.40)
Net Realized and Unrealized Gain on
Investments                                                       3.96           0.19           6.15           3.01
                                                           -----------    -----------    -----------    -----------
Total from Investment Operations                                  3.78          (0.11)          5.84           2.61
                                                           -----------    -----------    -----------    -----------
Less Distributions:
Distributions from Net Realized Gain
on Investments Sold                                                 --             --             --          (0.46)
                                                           -----------    -----------    -----------    -----------
Total Distributions                                                 --             --             --          (0.46)
                                                           -----------    -----------    -----------    -----------
Net Asset Value, End of Period                                  $16.08         $15.97         $21.81         $23.96
                                                           ===========    ===========    ===========    ===========

Total Investment Return at Net
Asset Value(2)                                                   30.73%(6)      (0.68%)        36.57%         12.09%
Ratios and Supplemental Data
Net Assets, End of Period
(000's omitted)                                               $158,281       $191,979       $454,934       $956,374
Ratio of Expenses to Average
Net Assets                                                        2.34%(7)       2.25%          2.20%          2.16%
Ratio of Net Investment Loss
to Average Net Assets                                            (2.03%)(7)     (2.02%)        (1.69%)        (1.65%)
Portfolio Turnover Rate                                             33%            66%            82%            59%
Average Broker Commission Rate
(per share of security)(3)                                         N/A            N/A            N/A        $0.0677

CLASS C(5)
Per Share Operating Performance
Net Asset Value, Beginning of Period                            $14.90         $16.14         $16.20         $22.40
                                                           -----------    -----------    -----------    -----------
Net Investment Loss(1)                                           (0.03)         (0.13)         (0.09)         (0.14)
Net Realized and Unrealized Gain
on Investments                                                    1.27           0.19           6.29           3.11
                                                           -----------    -----------    -----------    -----------
Total from Investment Operations                                  1.24           0.06           6.20           2.97
                                                           -----------    -----------    -----------    -----------
Less Distributions:
Distributions from Net Realized
Gain on Investments Sold                                            --             --             --          (0.46)
                                                           -----------    -----------    -----------    -----------
Total Distributions                                                 --             --             --          (0.46)
                                                           -----------    -----------    -----------    -----------
Net Asset Value, End of Period                                  $16.14         $16.20         $22.40         $24.91
                                                           ===========    ===========    ===========    ===========

Total Investment Return at Net
Asset Value(2)                                                    8.32%(6)       0.37%         38.27%         13.40%
Ratios and Supplemental Data
Net Assets, End of Period
(000's omitted)                                                 $2,838         $7,123        $13,701        $67,498
Ratio of Expenses to Average
Net Assets                                                        1.45%(7)       1.11%          1.01%          1.03%
Ratio of Net Investment Loss
to Average Net Assets                                            (1.35%)(7)     (0.89%)        (0.50%)        (0.54%)
Portfolio Turnover Rate                                             33%            66%            82%            59%
Average Broker Commission Rate
(per share of security)(3)                                         N/A            N/A            N/A        $0.0677

(1) Based on the average of the shares outstanding at the end of each month.
(2) Assumes dividend reinvestment and does not reflect the effect of sales charge.
(3) Per portfolio share traded. Required for fiscal years that began September 1, 1995 or later.
(4) Class B shares commenced operations on March 1, 1993.
(5) Class C shares commenced operations on September 1, 1993.
(6) Not annualized.
(7) Annualized.

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains (losses), dividends and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period.
Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

See notes to financial statements.

</TABLE





John Hancock Funds - Special Equities Fund

Schedule of Investments
October 31, 1996
--------------------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the
Special Equities Fund on October 31, 1996. It's divided into two main categories:
common stocks and short-term investments. Common stocks are further broken down by industry group. Short-term investments, which represent the Fund's "cash" position, are listed last.
                                                                  NUMBER OF           MARKET
ISSUER, DESCRIPTION                                                  SHARES            VALUE
-----------------------------------                              ----------   --------------
COMMON STOCK
Advertising (3.64%)
Outdoor Systems, Inc.*                                            1,100,000      $49,225,000
Universal Outdoor Holdings, Inc.*                                   801,500       23,544,063
                                                                              --------------
                                                                                  72,769,063
                                                                              --------------
Automobile / Trucks (0.84%)
United Auto Group, Inc.*+                                           487,700       16,764,687
                                                                              --------------
Broker Services (0.41%)
Hambrecht & Quist Group*                                            414,300        8,234,212
                                                                              --------------
Business Services - Misc (2.68%)
ABR Information Services, Inc.*                                     315,000       21,813,750
Health Management Systems, Inc.*                                    707,500       16,626,250
Iron Mountain, Inc.*+                                               500,000       15,000,000
                                                                              --------------
                                                                                  53,440,000
                                                                              --------------
Computers (4.89%)
Adaptec, Inc.*                                                      990,000       60,266,250
Medic Computer Systems, Inc.*+                                      645,000       18,221,250
Wind River Systems*+                                                450,000       19,125,000
                                                                              --------------
                                                                                  97,612,500
                                                                              --------------
Computer Services (6.79%)
America Online, Inc.*+                                            2,000,000       54,250,000
Bell & Howell Co.*                                                  700,000       18,725,000
Envoy Corp.*                                                        500,000       18,375,000
Harbinger Corp.*+                                                   500,000       13,500,000
Technology Solutions Co.*+                                          574,250       22,323,969
XLConnect Solutions, Inc.*                                          284,200        8,312,850
                                                                              --------------
                                                                                 135,486,819
                                                                              --------------
Computer Software (17.76%)
CBT Group PLC (American Depositary
Receipt) (ADR) (Ireland)*                                           790,000       43,450,000
Cognos, Inc.*                                                     2,040,000       64,005,000
Electronics for Imaging, Inc.*                                    1,200,000       86,400,000
Intuit, Inc.*                                                       600,000       16,200,000
Macromedia, Inc.*                                                   750,000       12,468,750
Memco Software Ltd.* (Israel)                                        48,300          881,475
Netscape Communications Corp.*                                      700,000       30,975,000
Prism Solutions, Inc.*                                              200,000          987,500
Transaction Systems Architects, Inc.
(Class A)*+                                                       1,000,000       41,500,000
Viasoft, Inc.*+                                                     460,000       22,655,000
Wang Laboratories, Inc.*                                          1,500,000       35,062,500
                                                                              --------------
                                                                                 354,585,225
                                                                              --------------
Electronics (7.37%)
Altera Corp.*                                                       400,000       24,800,000
C-Cube Microsystems, Inc.*                                          535,000       20,731,250
DSP Communications, Inc.*                                           800,000       30,400,000
Linear Technology Corp.                                             400,000       13,400,000
SRS Labs, Inc.*                                                     455,000        7,166,250
Uniphase Corp.*+                                                    444,000       21,423,000
Vitesse Semiconductor Corp.*                                        400,000       12,750,000
Xilinx, Inc.*                                                       501,000       16,407,750
                                                                              --------------
                                                                                 147,078,250
                                                                              --------------
Finance (4.88%)
Credit Acceptance Corp.*                                          1,500,000       40,500,000
PMT Services, Inc.*+                                              1,200,000       24,000,000
Safeguard Scientifics, Inc.*                                        700,000       27,825,000
Security First Network Bank*                                        350,000        5,075,000
                                                                              --------------
                                                                                  97,400,000
                                                                              --------------
Insurance (0.69%)
Compdent Corp.*                                                     400,000       13,750,000
                                                                              --------------
Leisure (0.94%)
Anchor Gaming*                                                      121,000        6,050,000
Premier Parks, Inc.*                                                400,000       12,700,000
                                                                              --------------
                                                                                  18,750,000
                                                                              --------------
Machinery (0.34%)
Rental Service Corp.*                                               300,000        6,900,000
                                                                              --------------
Media (2.93%)
Chancellor Corp. (Class A)*                                         304,400        9,816,900
Cox Radio Inc. (Class A)*                                           305,000        5,528,125
Evergreen Media Corp. (Class A)*+                                 1,077,000       29,079,000
Jacor Communications, Inc.*                                         500,000       14,000,000
                                                                              --------------
                                                                                  58,424,025
                                                                              --------------
Medical (8.40%)
Carematrix Corp. *                                                  200,000        3,200,000
Dura Pharmaceuticals, Inc.*+                                        800,000       27,600,000
Elan Corp., PLC (ADR) (Ireland) *+                                2,000,000       55,500,000
Gulf South Medical Supply, Inc.*                                    650,000       14,300,000
i-Stat Corp.*+                                                      570,000       11,827,500
Schein (Henry), Inc.*                                               776,500       30,865,875
Universal Health Services, Inc.
(Class B)*+                                                         972,400       24,310,000
                                                                              --------------
                                                                                 167,603,375
                                                                              --------------
Oil & Gas (7.86%)
Chesapeake Energy Corp.*+                                         1,000,000       58,250,000
Energy Ventures, Inc.*+                                             750,000       33,000,000
Flores & Rucks, Inc.*                                               650,000       30,712,500
Lomak Petroleum, Inc.                                               500,000        8,187,500
Pride Petroleum Services, Inc.*                                     500,000        8,750,000
Seagull Energy Corp.*                                               264,000        5,709,000
Swift Energy Co.*                                                   500,000       12,250,000
                                                                              --------------
                                                                                 156,859,000
                                                                              --------------
Retail (12.19%)
CompUSA, Inc.*                                                    1,000,000       46,250,000
Corporate Express, Inc.*                                            300,000        9,787,500
CUC International, Inc. *                                         2,250,000       55,125,000
MSC Industrial Direct Co., Inc.
(Class A)*                                                          560,000       20,720,000
Papa John's International, Inc. *                                   517,050       25,723,237
PETsMART, Inc.*+                                                  1,940,000       52,380,000
Rainforest Cafe, Inc.*+                                             557,000       18,102,500
Seattle Filmworks, Inc.*                                            450,000        8,550,000
West Coast Entertainment Corp.*                                     600,000        6,675,000
                                                                              --------------
                                                                                 243,313,237
                                                                              --------------
Schools / Education (2.03%)
Apollo Group, Inc. (Class A)*+                                    1,474,000       40,535,000
                                                                              --------------
Service (0.69%)
Memberworks, Inc.*                                                    6,000           87,000
Telespectrum Worldwide, Inc.*                                       800,000       13,700,000
                                                                              --------------
                                                                                  13,787,000
                                                                              --------------
Telecommunications (5.87%)
Cascade Communications Corp.*                                     1,200,000       87,150,000
Gandalf Technologies, Inc.* (Canada)                              1,700,000        5,843,750
Premiere Technologies, Inc.*                                        823,600       13,383,500
RMH Teleservices, Inc.*                                             134,500          991,938
Telco Communications Group*                                         600,000        9,750,000
                                                                              --------------
                                                                                 117,119,188
                                                                              --------------
Textile (3.83%)
Donna Karan International Inc.*                                     500,000        9,250,000
GUESS ? INC*                                                      1,200,000       15,300,000
Tommy Hilfiger Corp.*                                             1,000,000       52,000,000
                                                                              --------------
                                                                                  76,550,000
                                                                              --------------
Transport (0.52%)
Hvide Marine, Inc. (Class A)*                                       700,000       10,412,500
                                                                              --------------
                   TOTAL COMMON STOCK
                 (Cost $1,427,362,108)                              (95.55%)  $1,907,374,081
                                                                    --------  --------------

 CAPTION>

                                                  INTEREST        PAR VALUE           MARKET
                                                      RATE   (000'S OMITTED)           VALUE
                                                   --------   -------------   --------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (4.58%)
Investment in a joint repurchase
agreement transaction with
SBC Capital Markets, Inc.
Dated 10-31-96, due
11-01-96 (secured by US
Treasury Bonds, 10.375%
due 11-15-12, 12.00%
due 8-15-13, 11.25%
Due 2-15-15 and 6.25%
due 8-15-23) Note A                                  5.54%          $91,395      $91,395,000
                                                                              --------------
Corporate Savings Account (0.05%)
Investors Bank & Trust Company
Daily Interest Savings Account
Current Rate 4.75%                                                                  $950,085
                                                                              --------------
          TOTAL SHORT-TERM INVESTMENTS                               (4.63%)     $92,345,085
                                                                   --------   --------------
                     TOTAL INVESTMENTS                             (100.18%)  $1,999,719,166
                                                                   ========   ==============

* Non-income producing security.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the fund.

+ Denotes an affiliated company in which the Fund has ownership of at least 5% of the voting securities. (See Note E of the Notes to Financial Statements).

See notes to financial statements


AFFILIATE                                                           COST
-------------------------------------                       ---------------

Investments in affiliates at October 31, 1996 were as follows:

America Online, Inc.                                            $57,820,727
Apollo Group, Inc. (Class A)                                     37,383,314
Chesapeake Energy Corp.                                          31,757,798
Dura Pharmaceuticals, Inc.                                        7,351,906
Elan Corp., PLC (ADR)                                            62,193,624
Energy Ventures, Inc.                                            27,428,269
Evergreen Media Corp. (Class A)                                  31,437,123
Harbinger Corp.                                                  10,763,566
i-Stat Corp.                                                     12,405,814
Iron Mountain, Inc.                                              11,963,572
Medic Computer Systems, Inc.                                     18,959,299
PMT Services, Inc.                                                7,786,883
PETsMART, Inc.                                                   26,169,061
Rainforest Cafe, Inc.                                            14,294,860
Technology Solutions Co.                                         11,420,569
Transaction Systems
Architects, Inc. (Class A)                                       13,205,954
Uniphase Corp.                                                    8,397,250
United Auto Group, Inc.                                          16,464,164
Universal Health Services, Inc.                                  21,515,603
Viasoft, Inc.                                                    23,319,334
Wind River Systems                                                4,232,513
                                                                -----------
                                                               $456,271,203
                                                                ===========
See notes to financial statements.




NOTE A --
ACCOUNTING POLICIES

John Hancock Special Equities Fund (the "Fund") is a diversified open-end management investment company, registered under the Investment Company Act of 1940. The investment objective of the Fund is to seek growth of capital by investing in a diversified portfolio of equity securities consisting primarily of small-capitalization companies and companies in situations offering unusual or non-recurring opportunities.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends, and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan. Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or, at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly-owned subsidiary of The Berkeley Financial Group, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the fund has $26,806,579 of capital loss carryforwards available, to the extent provided by regulations, to offset future net realized capital gains. If such carryforwards are used by the Fund, no capital gains distributions will be made. The carryforwards expire as follows: $26,806,579, October 31, 2004.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Dividend income on investment securities is recorded on the ex-dividend date. Interest income on investment securities is recorded on the accrual basis.

The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class as explained previously.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are calculated at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues, and expenses of the Fund. Actual results could differ from these estimates.

NOTE B --
MANAGEMENT FEE AND TRANSACTIONS
WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, on an annual basis, to the sum of (a) 0.85% of the first $250,000,000 of the Fund's average daily net asset value, and (b) 0.80% of the Fund's average daily net asset value in excess of $250,000,000.

DiCarlo, Forbes and St. Pierre Advisors, LLC, (The "Subadviser") (DFS) serves as subadviser to the Fund pursuant to a subadvisory agreement with the Fund and the Adviser. The Subadviser was organized in 1996. The Adviser, not the Fund, pays all subadvisory fees. The Adviser pays DFS an annual fee of 0.25% of the average daily net assets of the Fund.

In the event normal operating expenses of the Fund, exclusive of certain expenses prescribed by state law, are in excess of the most restrictive state limit where the Fund is registered to sell shares of beneficial interest, the fee payable to the Adviser will be reduced to the extent of such excess and the Adviser will make additional arrangements necessary to eliminate any remaining excess expenses. The current limits are 2.5% of the first $30,000,000 of the Fund's average daily net asset value, 2.0% of the next $70,000,000, and 1.5% of the remaining average daily net asset value.

The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the period ended October 31,1996 net sales charges received with regard to sales of Class A shares amounted to $10,815,398. Out of this amount, $1,662,406 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $7,441,884 was paid as sales commissions to unrelated broker-dealers and $1,711,108 was paid as sales commissions to sales personnel of John Hancock Distributors, Inc. ("Distributors"), Tucker Anthony, Incorporated ("Tucker Anthony") and Sutro & Co., ("Sutro"), all of which are broker dealers. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company, is the indirect sole shareholder of Distributors and John Hancock Freedom Securities Corporation and its subsidiaries which include Tucker Anthony and Sutro.

Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSC are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B shares. For the period ended October 31, 1996, contingent deferred sales charges paid to JH Funds amounted to $1,613,688.

In addition, to compensate JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted Distribution Plans with respect to Class A and Class B pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses, at an annual rate not exceed 0.30% of Class A average daily net assets and 1.00% of Class B average daily net assets to compensate JH Funds for its distribution and service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

The Fund has a transfer agent agreement with John Hancock Investor Services Corporation ("Investor Services"), a wholly-owned subsidiary of The Berkeley Financial Group. Class A and Class B shares pay transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses. Class C shares pay a monthly transfer agent fee equivalent, on an annual basis, of 0.10% of the average daily net asset value of Class C shares of the Fund.

On March 5, 1996 the Board of Trustees approved retroactively to January 1, 1996, and agreement with the Adviser to perform necessary tax and financial management services for the Fund. The compensation for 1996 is estimated to be at an annual rate of 0.01875% of the average net assets of the Fund.

Mr. Edward J. Boudreau, Jr., Mr. Richard S. Scipione and Ms. Anne C. Hodsdon are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. Effective with the fees paid for 1995, the unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At October 31, 1996, the Fund's investments to cover the deferred compensation liability had unrealized appreciation of $1,987.

NOTE C --
INVESTMENT TRANSACTIONS:

Purchases and proceeds from sales of securities, other then obligations of the U.S. government and its agencies and short-term securities, during the period ended October 31, 1996, aggregated $1,687,274,601 and $865,289,502, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the period ended October 31, 1996.

The cost of investments owned at October 31, 1996 (including the short-term investments) for Federal income tax purposes was $1,518,912,008. Gross unrealized appreciation and depreciation of investments aggregated $585,441,699 and $105,584,626, respectively, resulting in net unrealized appreciation of $479,857,073.

NOTE D --
RECLASSIFICATION OF ACCOUNTS

During the year ended October 31, 1996, the Fund has reclassified amounts to reflect a decrease in accumulated net realized loss on investments of $4,074, a decrease in accumulated net investment loss of $19,738,446, and a decrease in capital paid-in of $19,742,520. This represents the cumulative amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of October 31, 1996. Additonal adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to the treatment of net operating losses in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principle. The calculation of net investment income per share in the financial highlights excludes these adjustments.


NOTE E --
TRANSACTIONS IN SECURITIES OF AFFILIATED ISSUERS
Affiliated issuers, as defined by the Investment Company Act of 1940, are those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund's transactions in the securities of these issuers during the period ended October 31, 1996 is set forth below.

                                 Beginning              Acquisitions                   Dispositions
                                    Ending    --------------------------------------------------------
                                     Share          Share                         Share
Affiliate                           Amount         Amount           Cost         Amount           Cost
-------------------------   --------------------------------------------------------------------------
America Online, Inc.               650,000      1,881,500    $45,981,243        531,500     $5,890,594
Apollo Group, Inc.
(Class A)                            --         1,500,000     37,744,425         26,000         36,111
Chesapeake Energy Corp.              --         1,000,000     31,757,798          --              --
Dura Pharmaceuticals, Inc.         800,000          --             --             --              --
Elan Corp., PLC (ADR)                --         2,000,000     62,193,624          --              --
Energy Ventures, Inc.                --           750,000     27,428,269          --              --
Evergreen Media Corp.
(Class A)                            --         1,077,000     31,437,123          --              --
Harbinger Corp.                    100,000        400,000      9,294,813          --              --
i-Stat Corp.                       500,000         70,000      2,309,377          --              --
Iron Mountain, Inc.                  --           500,000     11,963,572          --              --
Medic Computer
Systems, Inc.                      192,500        772,500     17,558,674        320,000     6,660,301
PMT Services, Inc.               1,200,000          --             --             --              --
PETsMART, Inc.                     420,000      1,520,000     17,872,178          --              --
Rainforest Cafe, Inc.                --           557,000     14,294,860          --              --
Technology Solutions Co.             --           724,250     14,500,816        150,000     3,080,247
Transaction Systems
Architects, Inc. (Class A)         358,700        641,300      3,903,784          --              --
Uniphase Corp.                       --           444,000      8,397,250          --              --
United Auto Group, Inc.              --           487,700     16,464,164          --              --
Universal Health
Services, Inc.                       --           972,400     21,515,603          --              --
Viasoft, Inc.                        --           460,000     23,319,334          --              --
Wind River Systems                 450,000          --             --             --              --
                                                            ------------                  ------------
                                                            $397,936,907                   $15,667,253
                                                            ============                  ============
Note E- (Continued)

                                    Ending
                                     Share       Realized       Dividend          Ending
Affiliate                           Amount    Gain (Loss)         Income           Value
-------------------------   ------------------------------------------------------------
America Online, Inc.             2,000,000    $25,185,607        $ --        $54,250,000
Apollo Group, Inc.
(Class A)                        1,474,000        245,898          --         40,535,000
Chesapeake Energy Corp.          1,000,000          --             --         58,250,000
Dura Pharmaceuticals, Inc.         800,000          --             --         27,600,000
Elan Corp., PLC (ADR)            2,000,000          --             --         55,500,000
Energy Ventures, Inc.              750,000          --             --         33,000,000
Evergreen Media Corp.
(Class A)                        1,077,000          --             --         29,079,000
Harbinger Corp.                    500,000          --             --         13,500,000
i-Stat Corp.                       570,000          --             --         11,827,500
Iron Mountain, Inc.                500,000          --             --         15,000,000
Medic Computer
Systems, Inc.                      645,000      2,669,619          --         18,221,250
PMT Services, Inc.               1,200,000          --             --         24,000,000
PETsMART, Inc.                   1,940,000          --             --         52,380,000
Rainforest Cafe, Inc.              557,000          --             --         18,102,500
Technology Solutions Co.           574,250       (459,806)         --         22,323,969
Transaction Systems
Architects, Inc. (Class A)       1,000,000          --             --         41,500,000
Uniphase Corp.                     444,000          --             --         21,423,000
United Auto Group, Inc.            487,700          --             --         16,764,687
Universal Health-
Services, Inc.                     972,400          --             --         24,310,000
Viasoft, Inc.                      460,000          --             --         22,655,000
Wind River Systems                 450,000          --             --         19,125,000
                                             ------------         ----      ------------
                                              $27,641,318        $ --       $619,346,906
                                             ============         ====      ============




REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
To the Board of Trustees and Shareholders of John Hancock Special Equities Fund

We have audited the accompanying statement of assets and liabilities of the John Hancock Special Equities Fund (the "Fund"), including the schedule of investments, as of October 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996, by correspondence with the custodian and brokers, and other auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the John Hancock Special Equities Fund at October 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.

                                         /S/Ernst & Young LLP

Boston, Massachusetts
December 10, 1996

TAX INFORMATION NOTICE (UNAUDITED)
For Federal Income Tax purposes, the following information is furnished with respect to the distributions of the Fund for its fiscal year ended October 31, 1996.

The Fund designated distributions to shareholders of $23,469,931 as long-term capital gain dividends. Shareholders will be mailed a 1996 U.S. Treasury Department Form 1099-DIV in January 1997 representing their proportionate share. The Fund has not paid any distributions of ordinary income dividends during the fiscal year ended October 31, 1996.

None of the distributions noted above qualify for the corporate dividends received deductions.



SHAREHOLDER MEETING (UNAUDITED)

On June 26, 1996, a special meeting of John Hancock Special Equities Fund was held.

The Shareholders approved a new Subadvisory Agreement between the Fund and DiCarlo, Forbes and St. Pierre Advisors, L.L.C. The shareholder votes were 34,445,856 FOR, 578,805 AGAINST and 1,683,937 ABSTAINING.

The Shareholders elected the following Trustees with the votes indicated:

NAME OF TRUSTEE             FOR        WITHHELD
-------------------     ----------     --------
Dennis S. Aronowitz     36,077,530     631,068
Edward J. Boudreau      36,069,041     639,557
Richard P. Chapman      36,082,869     625,729
William J. Cosgrove     36,064,002     644,596
Douglas M. Costle       36,029,078     679,520
Michael DiCarlo         36,053,447     655,150
Leland O. Erdahl        36,045,569     663,029
Richard A. Farrell      36,041,143     667,455
Gail D. Fosler          36,054,451     654,147
William F. Glavin       36,024,721     683,876
Anne C. Hodsdon         36,069,313     639,285
Dr. John A. Moore       36,073,171     635,427
Patti McGill Peterson   36,048,302     660,296
John W. Pratt           36,071,258     637,339
Richard S. Scipione     36,068,053     640,545
Edward J. Spellman      36,067,639     640,959



NOTES
John Hancock Funds - Special Equities Fund


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NOTES
John Hancock Funds - Special Equities Fund


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